SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C. 20549

                           FORM 8-K

                    Current Report Pursuant
                 to Section 13 or 15(d) of the
                Securities Exchange Act of 1934




Date of Report (date of earliest event reported) February 12, 1996.

                       AVNET, INC.
  (Exact Name of Registrant as Specified in its Charter)

                         New York
      (State or Other Jurisdiction of Incorporation)


  1-4224                                11-1890605
(Commission File Number) (I.R.S. Employer Identification No.)


80 Cutter Mill Road, Great Neck, New York      11021
(Address of Principal Executive Offices)     (Zip Code)


Registrant's telephone number, including area code (516) 466-7000


                            N/A

Former Name or Former Address if Changed Since Last Report)

[ITEMS]
Item 5.   Other Events.

     The Registrant has adopted an employee stock option plan which was approved by the Registrant's shareholders at the Annual Meeting of Shareholders, held November 16, 1995. In addition, the Board of Directors of the Registrant adopted an amendment to by-law number 31. The by-laws as amended November 16, 1995 and the Avnet, Inc. 1995 Stock Option Plan are filed as Exhibits hereto.

[ITEMS]
Item 7.   Financial Statements, Pro Forma Financial Information and
Exhibits.
          (a)  Inapplicable.

          (b)  Inapplicable.

          (c)  Exhibits:

          3(ii)By-laws of the Registrant as currently in effect.

          10   Avnet, Inc. 1995 Stock Option Plan.

No other item of this report form is presently applicable to the registrant.

                       EXHIBIT INDEX

Number

3(ii)By-laws of the Registrant as currently in effect.

10   Avnet, Inc. 1995 Stock Option Plan.

                     S I G N A T U R E




          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.






                                   AVNET, INC.
                                   (Registrant)



                              By:  s/Raymond Sadowski
                                   Raymond Sadowski
                                   Senior Vice President and
                                   Chief Financial Officer

Date: February 12, 1996